UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
               -----------------------------------

                            FORM 8-K
                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                   Date of Report May 13, 2004
                (Date of earliest event reported)
               ------------------------------------

                   JACKSONVILLE BANCORP, INC.
     (Exact name of registrant as specified in its charter)


                             Florida
         (State or other jurisdiction of incorporation)


            001-14853   	       59-3472981
    (Commission File Number)  (IRS Employer Identification No.)


76 S. Laura Street, Suite 104, Jacksonville, FL     32202
(Address principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (904) 421-3040

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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated May 13, 2004.

Item 12.  Results of Operations and Financial Condition

      On May 13, 2004, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing its unaudited financial results for the quarter ended March 31, 2004. A copy of the press release is furnished with this Current Report on Form 8-K as
Exhibit 99.1.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         JACKSONVILLE BANCORP, INC.
                         (Registrant)


Date:  May 13, 2004      By:/s/ Gilbert J. Pomar, III
                         ------------------------------------
                         Gilbert J. Pomar, III
                         President and Chief Executive Officer


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                          EXHIBIT INDEX


Exhibit No.
-----------
   99.1       Press  Release  dated  May  13,  2004  issued  by
              Jacksonville Bancorp, Inc.

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